Evergreen Tax Strategic Foundation Fund: Annual Report as of October 31, 2002

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
10	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
23	STATEMENT OF ASSETS AND LIABILITIES
24	STATEMENTS OF OPERATIONS
25	STATEMENTS OF CHANGES IN NET ASSETS
27	NOTES TO FINANCIAL STATEMENTS
31	INDEPENDENT AUDITORS’ REPORT
32	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen Tax Strategic Foundation Fund, which covers the seven-month period ended October 31, 2002. This special annual report covers a seven-month period due to a change in the fund’s fiscal year end date from March 31 to October 31.

Market analysis

Over the course of the past several months, investors have confronted one of the most challenging periods in the history of the financial markets. A moderate emergence from recession for the United States economy was quelled in the equity markets due to rising corporate mistrust and fears of further terrorist acts and possible war with Iraq.

Equity investors faced many challenges over the period. Solid economic growth in the first quarter failed to generate improved profits for U.S. corporations. This disappointment in earnings was corroborated by the escalation of the accounting scandals. The weaker than expected gross domestic product (GDP) growth in the second and third quarters did little to build confidence about corporate profitability. It does appear, though, that the bottoming process that began in July continues today. No single event will likely signal the low, but recent volume and price increases suggest more encouraging patterns going forward.

The fixed income markets provided investors with a variety of outcomes over the past seven months. Many different bond sectors alternately benefited and struggled from weaker than expected economic growth, fears of terror, potential war with Iraq, and investor mistrust of corporate America. These uncertainties caused many fixed income investors to seek the perceived safety of the United States government bond market. Indeed, the yield on the 10-year Treasury bond declined from approximately 5.40% in April to 3.89% at the end of October. During that same time,

LETTER TO SHAREHOLDERS continued

the yield on the 30-year U.S. Treasury bond fell from 5.79% to 4.99%. For the rest of the Treasury market, the environment was also positive as yields fell and prices rose due to the slow recovery.

Despite the significant drop in yields, the environment created challenges for the corporate bond market. The accounting scandals increased investor concerns about future corporate earnings, as did the slower than expected economy. As a result, investors demanded higher yield premiums for corporate bonds relative to their U.S. Treasury counterparts -- a situation that caused corporate bonds to underperform other fixed income sectors.

Looking ahead, we continue to project a moderate economic recovery in the U.S., with GDP growth in the range of 3% through 2003. We believe interest rates should remain near 40-year lows for at least the first half of next year, and low inflation and an improving job market should support overall growth. In this environment, we expect corporate profit growth to increase at a more historically average rate of approximately 7%, and potential fiscal changes could attract increased investment. The threat of war will likely prove a continued drag on the overall market, but any clarity on the uncertain geopolitical front could unleash some of the estimated $5 trillion currently sitting on the sidelines. As always, diversification should be a primary goal of all investors, and we believe opportunities for improvement exist as the global uncertainty wanes.

Diversification remains important

An environment like the past seven months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

 * A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

LETTER TO SHAREHOLDERS continued

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of October 31, 2002

“. . . we have started to shift the portfolio to be slightly less defensive. At the same time, we continue to focus on stocks we believe to have good valuations, as well as quality earnings and a strong balance sheet.”

MANAGEMENT TEAM

Mathew W. Kiselak	William E. Zieff Global Structured Products Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date 11/2/1993
	Class A	Class B	Class C	Class I
Class Inception Date	1/17/1995	1/6/1995	3/3/1995	11/2/1993

7-month return with sales charge	-12.83%	-12.46%	-9.66%	N/A

7-month return w/o sales charge	-7.52%	-7.89%	-7.83%	-7.32%

Average Annual Return*

1 year with sales charge	-10.52%	-10.41%	-7.57%	N/A

1 year w/o sales charge	-5.04%	-5.77%	-5.71%	-4.78%

5 year	-1.10%	-1.05%	-0.66%	0.34%

Since Portfolio Inception	6.17%	6.21%	6.21%	7.13%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

30-day SEC Yield	1.77%	1.14%	1.14%	2.12%

Tax-Equivalent Yield**	2.64%	1.70%	1.70%	3.17%

7-month income dividends per share	$0.16	$0.11	$0.11	$0.18

* Adjusted for maximum applicable sales charge, unless noted.

** The tax-equivalent yield is based on the tax-exempt portion of income earned by the fund. The yield reflects 75% of income earned as tax exempt and assumes a maximum federal tax rate of 38.6%. The yield for investors subject to lower tax rates would not be as advantageous.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Boxes are based on a portfolio date as of 9/30/2002.

The domestic equity Style Box placement is based on 10 growth and valuation measures for each of the fund’s holdings, as well as the size of the companies in which it invests, or median market capitalization.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Tax Strategic Foundation Fund Class A shares,1 versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI), the Standard & Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The LBMBI and S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of the Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

All data is as of October 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform over the past seven months?

The fund’s Class A shares had a total return of -7.52% for the seven-month period ended October 31, 2002, excluding any applicable sales charges. During the same period, the Standard & Poor’s 500 Index (S&P 500) returned -22.05%, while the Lehman Brothers Municipal Bond Index (LBMBI) returned 6.78%. The median return of funds in the Lipper Balanced Funds Classification was -12.28%. Lipper Inc. is an independent monitor of mutual fund performance.

This report covers a seven-month period in order to accommodate a change in the fund’s fiscal year end date from March 31 to October 31.

How would you describe the fund’s investment strategy?

The fund is a balanced fund that invests in a combination of equities and municipal bonds. We generally maintain a mix of approximately 50% equity and 50% municipal bonds. The equity strategy is a diversified core strategy that invests in both value- and growth-oriented companies. The strategy is built upon a diversified stock selection process using proprietary quantitative indicators along with qualitative assessment and review. The municipal bond strategy is to invest in securities that reflect the LBMBI in credit quality and duration, providing the portfolio with tax-exempt income and fixed income asset class exposure for the fund’s balanced program.

PORTFOLIO CHARACTERISTICS
(as of 10/31/2002)

Total Net Assets	$149,459,439

Number of Holdings	180

Beta*	0.40

R-squared*	0.76

P/E Ratio	17.7x

Effective Maturity	7.0 years

Average Duration	5.7 years

Average Credit Quality**	AAA

* As of 9/30/2002 ** Source: Standard & Poor’s

What was the investment environment for the fund during the period?

The U.S. equity market experienced extreme volatility throughout the past seven months. The prospect of war with Iraq cast a negative tone over the market and caused investors to extend their aversion to risk and to equities in general. Quarterly earnings reports for the period ended June 30, 2002, were mostly disappointing relative to expectations, which naturally added to investor fears. In addition, headlines revealed a lack of integrity in the research published by several large brokerage firms, as well as potentially illegal preferential treatment to selected investment banking customers. This added to the air of investor mistrust, which has largely defined the investment environment since the Enron debacle. By the end of the September 30 quarter, the S&P 500 finished with the worst quarterly return since the fourth quarter of 1987.

The equity market bounced back in October, although questions about the economy remain. In previous months, the consumer

PORTFOLIO MANAGER INTERVIEW continued

had remained generally confident and kept consumer spending strong. During October, however, consumer confidence dropped to a nine-year low as the possibility of war with Iraq and fewer jobs appeared to take their toll.

Uncertainty about the strength and timing of an economic recovery kept interest rates low throughout 2002. The Federal Reserve Board adopted a neutral stance and left rates alone during the seven-month period covered in this report. Volatility in the stock market increased investor demand for fixed income securities, which was met with a robust supply of issues. Although an abundant supply typically causes prices to drop, demand kept pace with supply and prices rose, particularly in June and July, while yields dropped. There was wide fluctuation in yields, notably among five to 10-year securities, but municipal bonds demonstrated more price stability than many other investment alternatives.

PORTFOLIO COMPOSITION
(as a percentage of 10/31/2002 portfolio assets)

Municipal Obligations	51.5%

Common Stock	48.3%

Mutual Fund Shares	0.2%

What types of investments helped the fund’s performance during the period?

The fund’s balanced approach, with exposures to both municipal bond and equity investments, helped performance as the municipal market produced positive returns while equities had negative returns. As of October 31, 2002, approximately 48% of the fund’s net assets were invested in stocks and about 52% were invested in municipal securities. The equity portion of the fund underperformed the S&P 500 slightly during the seven-month period. Overall, stock selection detracted from performance while allocation added modestly.

TOP 5 EQUITY SECTORS
(as a percentage of 10/31/2002 net assets)

Financials	9.9%

Health Care	7.2%

Information Technology	6.9%

Consumer Discretionary	6.3%

Consumer Staples	5.2%

How did the fund’s equity investments affect performance during the period?

We maintained underweighted positions in the utility and technology sectors relative to the fund’s equity benchmark (S&P 500), which added slightly to the fund’s performance as the sectors fell -36.63% and -31.36%, respectively. Other sector allocation decisions were extremely small because the goal of the equity portfolio is to manage deviations from the S&P 500.

Stock selection detracted from overall equity performance during the period particularly in the area of consumer cyclicals. Specifically within the sector, our overweightings in Cooper Tire & Rubber Co. and Sears Roebuck detracted most as the stocks fell -39.3% and -48.3%, respectively. Strong selection in financials contributed positively to performance as a result of overweighted positions in Bank of America and Washington Mutual. Those stocks rose 4.4% and 10.4%, respectively, dramatically outperforming the market for the period. Stock selection within the transportation

PORTFOLIO MANAGER INTERVIEW continued

sector was also positive, led by an overweighting in FedEx Corp. and an underweighting in United Parcel Service.

TOP 10 EQUITY HOLDINGS
(as a percentage of 10/31/2002 net assets)

Microsoft Corp.	1.8%

Wal-Mart Stores, Inc.	1.5%

General Electric Co.	1.4%

Citigroup, Inc.	1.3%

Merck & Co., Inc.	1.2%

Johnson & Johnson Co.	1.1%

Bank of America Corp.	1.1%

Pfizer, Inc.	1.1%

International Business Machines Corp.	0.9%

Exxon Mobil Corp.	0.9%

How did the fund’s fixed income investments influence performance?

The goal of the municipal bond portion of the portfolio is to stabilize the fund’s net asset value. During this time of equity market volatility we were able to contribute positively to the fund’s performance, which closely tracked the LBMBI, the fund’s fixed income benchmark. In keeping with the fund’s objective of tax efficiency (that is, reducing capital gains) and since interest rates are at 40-year lows, we made few changes to our sector allocation or to the duration of the bond portfolio during the period. We will continue to monitor the portfolio and look for opportunities to selectively add to the portfolio when it does not create a tax consequence.

We have concentrated the portfolio on very high-quality securities with an overall credit quality of AAA. The portfolio is structured defensively with bonds that are priced to call, meaning that because the market anticipates the bonds will be called before their maturity date, the price is less volatile than a non-callable bond. Historically, these bonds have provided a cushion regardless of the direction of interest rate movement. This enabled us to capture the majority of the yield, without the volatility normally associated with non-callable or deep-discount bonds.

TOP 5 BOND SECTORS
(as a percentage of 10/31/2002 net assets)

General Obligation - Local	12.1%

Transportation	6.9%

Hospital	6.6%

Water & Sewer	4.7%

Education	4.4%

TOP 5 BOND HOLDINGS
(as a percentage of 10/31/2002 net assets)

	Coupon	Maturity

New York Dorm. Auth. RB	5.75%	5/15/2013	3.7%

Alabama Docks Dept. Facs. RRB	5.50%	10/1/2022	3.5%

Oklahoma Indl. Auth. RRB	6.25%	8/15/2015	3.0%

Nevada GO	5.625%	9/15/2024	2.8%

Clark Cnty., WA GO	5.50%	12/1/2016	2.7%

What is your outlook?

The equity market has faced many challenges throughout the past seven months, and undoubtedly it will take time before investor confidence is restored. Going forward, we expect accounting standards to be more stringent and corporate management to be more accountable for financial reporting.

PORTFOLIO MANAGER INTERVIEW continued

Over time, these factors combined with increased public awareness may help reduce investor fears and attract cash that has been sitting on the sidelines back into the equity market. Beyond reporting integrity, however, investors also will need to see bona fide improvement in earnings as evidence that a sustainable return to growth is underway before they reenter the equity market and help propel it forward.

With this backdrop, we have started to shift the portfolio to be slightly less defensive. At the same time, we continue to focus on stocks we believe to have good valuations, as well as quality earnings and a strong balance sheet. Because we expect larger than normal industry volatility, we will maintain modest sector and style exposures relative to the S&P 500 because we believe larger bets carry significant risk in this environment.

We expect yields to remain in a narrow range for the next six months. Yields are at a historically low level, and we believe they may stay there for some time given continued uncertainty about the economic recovery and the potential of a war with Iraq. In light of the most recent Fed rate cut in early November, we believe that further rate cuts are unlikely. Particularly in the municipal bond market, additional decreases in rates would be counterproductive because when the yields on longer-term municipal bonds drop below 5%, the retail market dries up. We continue to believe that municipal bonds are a stable component of an investment portfolio, helping to provide a steady, dependable income stream.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31, 2002[1]	Year Ended March 31,
		2002	2001	2000	1999	1998
CLASS A
Net asset value, beginning of period	$14.93	$15.18	$17.18	$16.17	$16.36	$13.57
Income from investment operations
Net investment income	0.19	0.34	0.35	0.36	0.34	0.31
Net realized and unrealized gains or losses on securities	-1.31	-0.25	-2.00	1.00	-0.16	2.96
Total from investment operations	-1.12	0.09	-1.65	1.36	0.18	3.27

Distributions to shareholders from
Net investment income	-0.16	-0.34	-0.35	-0.35	-0.34	-0.30
Net realized gains	0	0	0	0	-0.03	-0.18
Total distributions to shareholders	-0.16	-0.34	-0.35	-0.35	-0.37	-0.48

Net asset value, end of period	$13.65	$14.93	$15.18	$17.18	$16.17	$16.36
Total return[2]	-7.52%	0.62%	-9.69%	8.54%	1.19%	24.40%
Ratios and supplemental data
Net assets, end of period (millions)	$35	$44	$57	$78	$82	$70
Ratios to average net assets
Expenses[3]	1.36%[4]	1.31%	1.29%	1.30%	1.33%	1.42%
Net investment income	2.21%[4]	2.19%	2.10%	2.15%	2.18%	2.21%
Portfolio turnover rate	18%	21%	31%	120%	64%	50%

1.  For the seven months ended October 31, 2002. The fund changed its fiscal year end from March 31 to October 31, effective October 31, 2002.

2.  Excluding applicable sales charges

3.  Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31, 2002[1]	Year Ended March 31,
		2002	2001	2000	1999	1998
CLASS B
Net asset value, beginning of period	$14.90	$15.16	$17.14	$16.14	$16.33	$13.56
Income from investment operations
Net investment income	0.12	0.22	0.23	0.23	0.22	0.21
Net realized and unrealized gains or losses on securities	-1.29	-0.25	-1.98	1.00	-0.15	2.94
Total from investment operations	-1.17	-0.03	-1.75	1.23	0.07	3.15

Distributions to shareholders from
Net investment income	-0.11	-0.23	-0.23	-0.23	-0.23	-0.20
Net realized gains	0	0	0	0	-0.03	-0.18
Total distributions to shareholders	-0.11	-0.23	-0.23	-0.23	-0.26	-0.38

Net asset value, end of period	$13.62	$14.90	$15.16	$17.14	$16.14	$16.33
Total return[2]	-7.89%	-0.21%	-10.30%	7.69%	0.41%	23.44%
Ratios and supplemental data
Net assets, end of period (millions)	$95	$125	$155	$209	$244	$185
Ratios to average net assets
Expenses[3]	2.11%[4]	2.06%	2.04%	2.05%	2.08%	2.18%
Net investment income	1.46%[4]	1.44%	1.35%	1.39%	1.42%	1.46%
Portfolio turnover rate	18%	21%	31%	120%	64%	50%

1.  For the seven months ended October 31, 2002. The fund changed its fiscal year end from March 31 to October 31, effective October 31, 2002.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31, 2002[1]	Year Ended March 31,
		2002	2001	2000	1999	1998
CLASS C
Net asset value, beginning of period	$14.88	$15.14	$17.12	$16.11	$16.30	$13.53
Income from investment operations
Net investment income	0.12	0.22	0.23	0.23	0.22	0.21
Net realized and unrealized gains or losses on securities	-1.28	-0.25	-1.98	1.01	-0.15	2.94
Total from investment operations	-1.16	-0.03	-1.75	1.24	0.07	3.15

Distributions to shareholders from
Net investment income	-0.11	-0.23	-0.23	-0.23	-0.23	-0.20
Net realized gains	0	0	0	0	-0.03	-0.18
Total distributions to shareholders	-0.11	-0.23	-0.23	-0.23	-0.26	-0.38

Net asset value, end of period	$13.61	$14.88	$15.14	$17.12	$16.11	$16.30
Total return[2]	-7.83%	-0.21%	-10.31%	7.77%	0.41%	23.49%
Ratios and supplemental data
Net assets, end of period (millions)	$16	$21	$28	$37	$45	$28
Ratios to average net assets
Expenses[3]	2.11%[4]	2.06%	2.04%	2.05%	2.08%	2.18%
Net investment income	1.46%[4]	1.44%	1.35%	1.39%	1.42%	1.46%
Portfolio turnover rate	18%	21%	31%	120%	64%	50%

1.  For the seven months ended October 31, 2002. The fund changed its fiscal year end from March 31 to October 31, effective October 31, 2002.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31, 2002[1,2]	Year Ended March 31,
		2002	2001	2000[2]	1999	1998
CLASS I3
Net asset value, beginning of period	$14.96	$15.22	$17.22	$16.20	$16.39	$13.61
Income from investment operations
Net investment income	0.20	0.52	0.46	0.40	0.37	0.37
Net realized and unrealized gains or losses on securities	-1.29	-0.40	-2.06	1.02	-0.15	2.95
Total from investment operations	-1.09	0.12	-1.60	1.42	0.22	3.32

Distributions to shareholders from
Net investment income	-0.18	-0.38	-0.40	-0.40	-0.38	-0.36
Net realized gains	0	0	0	0	-0.03	-0.18
Total distributions to shareholders	-0.18	-0.38	-0.40	-0.40	-0.41	-0.54

Net asset value, end of period	$13.69	$14.96	$15.22	$17.22	$16.20	$16.39
Total return	-7.32%	0.82%	-9.44%	8.86%	1.38%	24.73%
Ratios and supplemental data
Net assets, end of period (millions)	$3	$4	$5	$8	$24	$20
Ratios to average net assets
Expenses[4]	1.11%[5]	1.06%	1.04%	1.04%	1.08%	1.15%
Net investment income	2.45%[5]	2.44%	2.35%	2.42%	2.42%	2.48%
Portfolio turnover rate	18%	21%	31%	120%	64%	50%

1.  For the seven months ended October 31, 2002. The fund changed its fiscal year end from March 31 to October 31, effective October 31, 2002.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  Effective at the close of business on May 11, 2001, Class\x11 Y shares were renamed as Institutional shares (Class I).

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2002

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS 51.4%
AIRPORT 4.2%
Alabama Docks Dept. Facs. RRB, 5.50%, 10/01/2022, (Insd. by MBIA)	AAA	$5,000,000	$ 5,234,750
Atlanta, GA Arpt. RRB, Ser. A, 5.75%, 01/01/2020, (Insd. by FGIC)	AAA	1,000,000	1,083,050
6,317,800
EDUCATION 4.4%
Massachusetts Hlth. & Edl. Facs. Auth. RB, Univ. of MA Proj., Ser. A, 5.75%, 10/01/2019, (Insd. by FGIC)	AAA	1,000,000	1,095,770
New York Dorm. Auth. RB, 5.75%, 05/15/2013, (Insd. by FGIC)	AAA	4,755,000	5,522,552
6,618,322
ELECTRIC REVENUE 0.8%
Brownsville, TX Util. Sys. RRB, 6.25%, 09/01/2014, (Insd. by MBIA)	AAA	1,000,000	1,196,800
GENERAL OBLIGATION - LOCAL 12.1%
Cambria Cnty., PA GO, 5.50%, 08/15/2016, (Insd. by FGIC)	AAA	2,375,000	2,585,187
Clark Cnty., WA GO, Sch. Dist. 117:
5.50%, 12/01/2016, (Insd. by FSA)	AAA	3,500,000	4,001,725
5.50%, 12/01/2017, (Insd. by FSA)	AAA	2,000,000	2,286,700
Cranston, RI GO, 5.50%, 07/15/2015, (Insd. by MBIA)	AAA	3,025,000	3,265,397
New York, NY GO, Ser. F, 5.25%, 08/01/2016, (Insd. by MBIA)	AAA	2,500,000	2,663,150
Pittsburgh, PA GO, Ser. A, 5.50%, 09/01/2014, (Insd. by AMBAC)	AAA	2,000,000	2,270,380
Will Cnty., IL GO, Sch. Dist. 61, 0.00%, 01/01/2016, (Insd. by FGIC) (n)	Aaa	2,000,000	1,062,800
18,135,339
GENERAL OBLIGATION - STATE 2.8%
Nevada GO, Colorado River Commission, Ser. A, 5.625%, 09/15/2024, (Insd. by FGIC)	AAA	4,010,000	4,229,908
HOSPITAL 6.6%
Massachusetts Hlth. & Edl. Facs. Auth. RB, Beth Israel Deaconess Med. Ctr., Ser. G, 5.75%, 07/01/2012, (Insd. by AMBAC)	AAA	2,500,000	2,557,125
New York City Hlth. & Hosp. Corp. RB, Ser. A, 5.125%, 02/15/2014	AAA	2,000,000	2,125,320
New York Med. Care Facs. RB, Ser. B, 6.25%, 08/15/2010, (Insd. by AMBAC)	AAA	10,000	10,233
Oklahoma Indl. Auth. RRB, Integris Baptist Med. Ctr., Ser. A, 6.25%, 08/15/2015, (Insd. by MBIA)	AAA	4,010,000	4,500,944
Salt Lake City, UT Hosp. RRB, 6.30%, 02/15/2015, (Insd. by MBIA)	AAA	500,000	598,355
9,791,977
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOUSING 1.9%
Alaska Hsg. Fin. Corp. RB, Ser. A, 6.05%, 12/01/2017, (Insd. by MBIA)	AAA	$ 565,000	$ 596,470
Missouri Hsg. Dev. Commission SFHRB, Ser. B, 6.25%, 09/01/2015, (Insd. by FNMA & GNMA)	AAA	490,000	517,259
New York Mtge. Agcy. SFHRB, Ser. 63, 5.60%, 04/01/2010	Aa1	500,000	532,660
North Carolina HFA SFHRB, Ser. 00, 5.80%, 09/01/2012, (Insd. by HFA)	AA	485,000	518,252
Puerto Rico Hsg. Bank & Fin. Agcy. SFHRB, 5.85%, 04/01/2009, (Insd. by GNMA/FNMA/FHLMC)	AAA	350,000	369,372
Utah HFA SFHRB, Ser. B-1, Class 1, 6.00%, 07/01/2016, (Insd. by FHA)	AAA	305,000	324,371
2,858,384
LEASE 3.7%
Fulton Cnty., GA Facs. Corp. COP, 6.00%, 11/01/2015, (Insd. by AMBAC)	AAA	2,000,000	2,302,440
Hillsborough Cnty., FL Sch. Board COP, Master Lease Program, Ser. A, 5.375%, 07/01/2021, (Insd. by MBIA)	AAA	2,500,000	2,603,400
St. Louis, MO Muni. Fin. Corp. RB, Ser. A, 5.95%, 02/15/2016, (Insd. by AMBAC)	AAA	500,000	565,635
5,471,475
RESOURCE RECOVERY 1.8%
Washington Pub. Pwr. Supply RRB, Ser. C, 5.50%, 07/01/2017, (Insd. by MBIA)	AAA	2,500,000	2,695,650
SPECIAL TAX 1.5%
Washington DC Convention Ctr. Auth. RB, 5.25%, 10/01/2014, (Insd. by AMBAC)	AAA	2,000,000	2,153,980
TRANSPORTATION 6.9%
New Jersey Tpke. Auth. RB, Ser. C, 6.50%, 01/01/2016, (Insd. by MBIA)	AAA	1,400,000	1,702,820
New Jersey Transit Corp. COP, Fed. Transit Admin. Grants, Ser. A, 6.125%, 09/15/2015, (Insd. by AMBAC)	AAA	2,500,000	2,946,125
New York City Trans. Auth. COP, Ser. A, 5.40%, 01/01/2019, (Insd. by AMBAC)	AAA	2,500,000	2,660,625
Wisconsin Trans. RB, Ser. A, 5.50%, 07/01/2016, (Insd. by FGIC)	AAA	2,800,000	3,061,268
10,370,838
WATER & SEWER 4.7%
Dade County, FL., Wtr. & Swr. Sys. FRN RB, 1.70%, 10/05/2022, (Insd. by FGIC & SPA: Lloyds TSB Bank Plc)	A1+	1,100,000	1,100,000
New York Env. Facs. Corp. RB, Ser. A, 6.00%, 06/15/2017	AAA	3,255,000	3,670,631
Seattle, WA Wtr. Sys. RB, Ser. B, 5.75%, 07/01/2023, (Insd. by FGIC)	AAA	2,000,000	2,169,360
6,939,991
Total Municipal Obligations			76,780,464
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Shares	Value

COMMON STOCKS 48.1%
CONSUMER DISCRETIONARY 6.3%
Auto Components 0.4%
Cooper Tire & Rubber Co.	18,300	$ 238,083
Lear Corp. *	9,670	353,438
591,521
Automobiles 0.1%
General Motors Corp.	6,330	210,473
Hotels, Restaurants & Leisure 0.4%
Harrah’s Entertainment, Inc. *	7,520	315,840
Yum! Brands, Inc. *	11,520	259,546
575,386
Household Durables 0.4%
Centex Corp.	7,204	327,638
Whirlpool Corp.	4,555	212,308
539,946
Leisure Equipment & Products 0.2%
Eastman Kodak Co.	8,370	275,792
Media 1.6%
AOL Time Warner, Inc. *	30,224	445,804
Comcast Cable Communications Corp., Class A *	11,870	273,129
Knight-Ridder, Inc.	9,453	568,881
McGraw-Hill Companies, Inc.	5,836	376,422
Viacom, Inc., Class B *	9,436	420,940
Walt Disney Co.	17,017	284,184
2,369,360
Multi-line Retail 1.9%
Dillards, Inc., Class A	14,380	237,126
Target Corp.	14,410	434,029
Wal-Mart Stores, Inc.	41,890	2,243,210
2,914,365
Specialty Retail 1.1%
Home Depot, Inc.	20,790	600,415
Lowe’s Companies, Inc.	16,430	685,624
TJX Companies, Inc.	14,446	296,432
1,582,471
Textiles & Apparel 0.2%
V.F. Corp.	8,945	329,355
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES 5.2%
Beverages 1.7%
Adolph Coors Co.	8,273	$ 566,535
Coca Cola Enterprises, Inc.	25,578	609,780
Coca-Cola Co.	16,411	762,783
PepsiCo, Inc.	13,630	601,083
2,540,181
Food & Drug Retailing 0.4%
Kroger Co. *	20,949	310,883
SuperValu, Inc.	13,354	224,347
535,230
Food Products 0.9%
ConAgra, Inc.	18,168	440,574
Dean Foods Co. *	17,748	665,373
Hershey Foods Corp.	4,360	283,705
1,389,652
Household Products 1.4%
Clorox Co.	12,455	559,603
Kimberly-Clark Corp.	4,514	232,471
Procter & Gamble Co.	14,694	1,299,684
2,091,758
Personal Products 0.3%
International Flavors & Fragrances, Inc.	11,590	388,845
Tobacco 0.5%
Philip Morris Companies, Inc.	19,515	795,236
ENERGY 3.0%
Energy Equipment & Services 0.3%
Halliburton Co.	15,757	254,948
Transocean Sedco Forex, Inc.	8,380	184,193
439,141
Oil & Gas 2.7%
Amerada Hess Corp.	10,306	528,698
Anadarko Petroleum Corp.	8,630	384,380
Apache Corp.	10,986	593,903
Exxon Mobil Corp.	39,055	1,314,591
Kerr-McGee Corp.	6,190	269,265
Marathon Oil Corp.	19,524	408,052
Occidental Petroleum Corp.	19,466	555,365
4,054,254
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Shares	Value

COMMON STOCKS continued
FINANCIALS 9.9%
Banks 4.2%
Bank of America Corp.	23,720	$ 1,655,656
First Tennessee National Corp.	10,993	407,620
FleetBoston Financial Corp.	13,948	326,244
Golden West Financial Corp.	5,689	392,882
Greenpoint Financial Corp.	6,490	282,769
Hibernia Corp., Class A	15,843	312,266
KeyCorp	25,150	614,415
National City Corp.	8,830	239,558
Sovereign Bancorp, Inc.	36,210	509,837
Washington Mutual, Inc.	22,980	821,765
Wells Fargo & Co.	15,090	761,592
6,324,604
Diversified Financials 3.5%
American Express Co.	6,286	228,622
Bear Stearns Companies, Inc.	6,885	420,329
Citigroup, Inc.	52,390	1,935,811
Countrywide Credit Industries, Inc.	10,845	545,612
Fannie Mae	16,118	1,077,649
Lehman Brothers Holdings, Inc.	3,562	189,748
Merrill Lynch & Co., Inc.	14,360	544,962
Morgan Stanley Dean Witter & Co.	9,110	354,561
5,297,294
Insurance 2.2%
Allstate Corp.	7,820	311,080
American International Group, Inc.	17,384	1,087,369
Fidelity National Financial, Inc.	13,862	418,632
Hartford Financial Services Group, Inc.	4,332	171,114
Loew’s Corp.	4,721	203,664
MetLife, Inc.	21,207	506,423
MGIC Investment Corp.	4,227	177,365
SAFECO Corp.	9,900	352,044
3,227,691
HEALTH CARE 7.2%
Biotechnology 0.4%
Amgen, Inc. *	6,854	319,122
Biogen, Inc. *	8,730	320,304
639,426
Health Care Equipment & Supplies 0.5%
Becton Dickinson & Co.	8,760	258,508
Guidant Corp. *	15,325	453,160
711,668
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Providers & Services 1.2%
HCA-The Healthcare Corp.	7,320	$ 318,347
Health Net, Inc., Class A *	18,628	435,895
McKesson Corp.	11,314	337,270
Tenet Healthcare Corp. *	10,685	307,194
Wellpoint Health Networks, Inc., Class A *	5,055	380,187
1,778,893
Pharmaceuticals 5.1%
Abbott Laboratories, Inc.	15,465	647,519
Barr Laboratories, Inc. *	3,126	183,903
Bristol-Myers Squibb Co.	14,601	359,331
Johnson & Johnson Co.	28,590	1,679,662
Merck & Co., Inc.	33,470	1,815,413
Pfizer, Inc.	51,940	1,650,134
Pharmacia Corp.	12,330	530,190
Schering-Plough Corp.	27,930	596,305
Wyeth	7,124	238,654
7,701,111
INDUSTRIALS 5.0%
Aerospace & Defense 1.3%
Boeing Co.	22,357	665,121
Rockwell Collins, Inc.	19,700	443,841
United Technologies Corp.	13,669	842,967
1,951,929
Air Freight & Couriers 0.2%
FedEx Corp.	6,850	364,352
Building Products 0.4%
American Standard Companies, Inc. *	3,279	218,709
Masco Corp.	16,050	329,988
548,697
Commercial Services & Supplies 1.1%
Automatic Data Processing, Inc.	3,915	166,505
Cendant Corp. *	28,400	326,600
Deluxe Corp.	4,874	225,276
First Data Corp.	16,119	563,198
H&R Block, Inc.	6,442	285,896
1,567,475
Industrial Conglomerates 1.6%
General Electric Co.	81,472	2,057,168
Tyco International, Ltd.	18,480	267,221
2,324,389
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Machinery 0.2%
Timken Co.	16,960	$ 309,011
Road & Rail 0.2%
Union Pacific Corp.	5,913	349,163
INFORMATION TECHNOLOGY 6.9%
Communications Equipment 0.8%
Cisco Systems, Inc. *	71,319	797,346
Motorola, Inc.	21,663	198,650
PanAmSat Corp. *(p)	8,382	163,449
1,159,445
Computers & Peripherals 1.9%
Dell Computer Corp. *	26,073	745,948
EMC Corp. *	13,500	68,985
Hewlett-Packard Co.	35,737	564,645
International Business Machines Corp.	16,711	1,319,166
Lexmark International Group, Inc., Class A *	2,835	168,456
2,867,200
Electronic Equipment & Instruments 0.3%
Diebold, Inc.	7,905	281,813
Jabil Circuit, Inc. *	5,930	91,500
373,313
IT Consulting & Services 0.2%
Affiliated Computer Services, Inc., Class A *	3,352	154,360
Computer Sciences Corp. *	4,005	129,321
283,681
Semiconductor Equipment & Products 1.4%
Analog Devices, Inc. *	2,112	56,602
Applied Materials, Inc. *	19,010	285,720
Intel Corp.	66,210	1,145,433
Maxim Integrated Products, Inc. *	3,481	110,835
Micron Technology, Inc. *	5,676	90,816
National Semiconductor Corp. *	7,452	98,962
NVIDIA Corp. *(p)	2,420	28,798
Texas Instruments, Inc.	20,967	332,537
2,149,703
Software 2.3%
Electronic Arts, Inc. *	4,555	296,622
Microsoft Corp. *	50,800	2,716,276
Oracle Corp. *	48,480	494,011
3,506,909
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Shares	Value

COMMON STOCKS continued
MATERIALS 1.6%
Chemicals 1.0%
Eastman Chemical Co.	11,043	$ 401,303
Engelhard Corp.	10,585	234,458
PPG Industries, Inc.	7,395	347,787
Praxair, Inc.	5,418	295,281
Sherwin-Williams Co.	10,090	275,961
1,554,790
Containers & Packaging 0.2%
Ball Corp.	7,066	342,206
Metals & Mining 0.4%
Freeport-McMoRan Copper & Gold, Inc., Class B *(p)	22,570	275,354
United States Steel Corp.	18,331	235,553
510,907
TELECOMMUNICATION SERVICES 2.3%
Diversified Telecommunication Services 2.1%
AT&T Corp.	47,740	622,530
BellSouth Corp.	11,032	288,487
Centurytel, Inc.	8,786	248,907
SBC Communications, Inc.	26,240	673,318
Sprint Corp.	27,440	340,805
Verizon Communications, Inc.	23,570	890,003
3,064,050
Wireless Telecommunications Services 0.2%
AT&T Wireless Services, Inc. *	53,990	370,911
UTILITIES 0.7%
Electric Utilities 0.7%
Cinergy Corp.	14,427	448,824
Entergy Corp.	14,327	631,677
1,080,501
Total Common Stocks		71,982,285
SHORT-TERM INVESTMENTS 0.2%
MUTUAL FUND SHARES 0.2%
Navigator Prime Portfolio (pp)	301,171	301,171
Total Investments (cost $147,859,702) 99.7%		149,063,920
Other Assets and Liabilities 0.3%		395,519
Net Assets 100.0%		$ 149,459,439

*	Non-income producing security.
(n)	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.
COP	Certificates of Participation
FGIC	Financial Guaranty Insurance Corp.
FHA	Federal Housing Authority
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
GO	General Obligation
HFA	Housing Finance Authority
MBIA	Municipal Bond Investors Assurance Group
RB	Revenue Bond
RRB	Refunding Revenue Bond
SFHRB	Single Family Housing Revenue Bond
SPA	Securities Purchase Agreement
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

Assets
Identified cost of securities	$ 147,859,702
Net unrealized gains on securities	1,204,218

Market value of securities	149,063,920
Receivable for Fund shares sold	56,341
Interest and dividends receivable	1,151,549
Prepaid expenses and other assets	5,163

Total assets	150,276,973

Liabilities
Payable for Fund shares redeemed	406,007
Payable for securities on loan	301,171
Due to custodian bank	23,050
Advisory fee payable	3,081
Distribution Plan expenses payable	3,295
Due to other related parties	411
Accrued expenses and other liabilities	80,519

Total liabilities	817,534

Net assets	$ 149,459,439

Net assets represented by
Paid-in capital	$ 151,538,698
Undistributed net investment income	185,868
Accumulated net realized losses on securities	(3,469,345)
Net unrealized gains on securities	1,204,218

Total net assets	$ 149,459,439

Net assets consists of
Class A	$ 35,175,475
Class B	94,797,197
Class C	16,339,450
Class I	3,147,317

Total net assets	$ 149,459,439

Shares outstanding
Class A	2,576,775
Class B	6,957,881
Class C	1,200,966
Class I	229,969

Net asset value per share
Class A	$ 13.65
Class A -- Offering price (based on sales charge of 5.75%)	$ 14.48
Class B	$ 13.62
Class C	$ 13.61
Class I	$ 13.69

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

October 31, 2002

	Year Ended October 31, 2002 (a)	Year Ended March 31, 2002

Investment income
Interest	$ 2,771,927	$ 6,387,185
Dividends (net of foreign withholding taxes of $3,276 and $1,114 respectively)	756,117	1,286,864

Total investment income	3,528,044	7,674,049

Expenses
Advisory fee	742,302	1,637,105
Distribution Plan expenses
Class A	56,978	126,655
Class B	632,937	1,394,914
Class C	108,827	241,977
Administrative services fees	98,974	218,947
Transfer agent fee	159,301	344,560
Trustees’ fees and expenses	1,228	5,204
Printing and postage expenses	18,637	35,457
Custodian fee	23,416	55,567
Registration and filing fees	40,516	3,879
Professional fees	8,558	15,170
Interest expense	245	1,629
Other	2,101	6,228

Total expenses	1,894,020	4,087,292
Less: Expense reductions	(380)	(5,083)

Net expenses	1,893,640	4,082,209

Net investment income	1,634,404	3,591,840

Net realized and unrealized losses on securities
Net realized losses on securities	(1,768,692)	(1,412,563)
Net change in unrealized gains or losses on securities	(14,317,841)	(2,152,213)

Net realized and unrealized losses on securities	(16,086,533)	(3,564,776)

Net increase (decrease) in net assets resulting from operations	$ (14,452,129)	$ 27,064

(a) For the seven months ended October 31, 2002. The fund changed its fiscal year end from March 31 to October 31, effective October 31, 2002.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2002 (a)		Year Ended March 31, 2002

Operations
Net investment income		$ 1,634,404		$ 3,591,840
Net realized losses on securities		(1,768,692)		(1,412,563)
Net change in unrealized gains or losses on securities		(14,317,841)		(2,152,213)

Net increase (decrease) in net assets resulting from operations		(14,452,129)		27,064

Distributions to shareholders from
Net investment income
Class A		(438,100)		(1,110,277)
Class B		(805,495)		(2,040,478)
Class C		(139,352)		(353,010)
Class I*		(43,074)		(111,345)

Total distributions to shareholders		(1,426,021)		(3,615,110)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	46,517	661,787	206,615	3,132,606
Class B	48,433	683,461	210,363	3,181,566
Class C	33,742	472,808	116,826	1,766,631
Class I*	3,640	49,800	9,999	150,603

		1,867,856		8,231,406

Net asset value of shares issued in reinvestment of distributions
Class A	27,632	384,795	65,403	972,715
Class B	46,684	649,844	111,732	1,659,782
Class C	7,732	107,501	18,093	268,335
Class I*	2,016	28,118	3,431	51,215

		1,170,258		2,952,047

Automatic conversion of Class B shares to Class A shares
Class A	117,635	1,650,640	35,721	544,053
Class B	(117,885)	(1,650,640)	(35,804)	(544,053)

		0		0

Payment for shares redeemed
Class A	(564,994)	(7,926,834)	(1,090,187)	(16,417,225)
Class B	(1,407,578)	(19,730,781)	(2,123,440)	(32,038,188)
Class C	(270,353)	(3,759,593)	(568,413)	(8,565,225)
Class I*	(22,341)	(305,802)	(124,355)	(1,884,928)

		(31,723,010)		(58,905,566)

Net decrease in net assets resulting from capital share transactions		(28,684,896)		(47,722,113)

Total decrease in net assets		(44,563,046)		(51,310,159)
Net assets
Beginning of period		194,022,485		245,332,644

End of period		$ 149,459,439		$ 194,022,485

Undistributed (overdistributed) net investment income		$ 185,868		$ (16,691)

(a) For the seven months ended October 31, 2002. The fund changed its fiscal year end from March 31 to October 31, effective October 31, 2002.

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended March 31, 2001

Operations
Net investment income		$ 4,476,180
Net realized gains on securities		8,844,696
Net change in unrealized gains or losses on securities		(42,961,103)

Net decrease in net assets resulting from operations		(29,640,227)

Distributions to shareholders from
Net investment income
Class A		(1,408,724)
Class B		(2,489,481)
Class C		(454,879)
Class I*		(153,036)

Total distributions to shareholders		(4,506,120)

	Shares
Capital share transactions
Proceeds from shares sold
Class A	346,772	5,714,654
Class B	502,306	8,216,182
Class C	296,206	4,912,278
Class I*	5,556	90,717

		18,933,831

Net asset value of shares issued in reinvestment of distributions
Class A	75,441	1,221,104
Class B	128,685	2,083,557
Class C	22,800	368,558
Class I*	4,538	73,819
		3,747,038
Automatic conversion of Class B shares to Class A shares
Class A	34,073	543,823
Class B	(34,164)	(543,823)

		0

Payment for shares redeemed
Class A	(1,265,880)	(20,912,140)
Class B	(2,579,687)	(42,524,738)
Class C	(628,493)	(10,302,356)
Class I*	(95,250)	(1,594,395)

		(75,333,629)

Net decrease in net assets resulting from capital share transactions		(52,652,760)

Total decrease in net assets		(86,799,107)
Net assets
Beginning of period		332,131,751

End of period		$ 245,332,644

Overdistributed net investment income		$ (6,429)

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Tax Strategic Foundation Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A, and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

NOTES TO FINANCIAL STATEMENTS continued

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

d. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a fee starting at 0.75% and declining to 0.60% as net assets increase.

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the seven months ended October 31, 2002, the Fund paid brokerage commissions of $15,759 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $30,814,530 and $60,028,182, respectively, for the seven months ended October 31, 2002.

The Fund loaned securities during the seven months ended October 31, 2002 to certain brokers. At October 31, 2002, the value of securities on loan and the value of collateral (including accrued interest) amounted to $282,442 and $301,171, respectively. During the seven months ended October 31, 2002, the Fund earned $1,044 in income from securities lending.

On October 31, 2002, the aggregate cost of securities for federal income tax purposes was $148,031,904. The gross unrealized appreciation on securities based on tax cost was $13,859,074 and $12,827,058, respectively, with a net unrealized appreciation of $1,032,016.

As of October 31, 2002, the Fund had $3,297,143 in capital loss carryovers for federal income tax purposes with $155,004 expiring in 2007, $1,489,903 expiring in 2009 and $1,652,236 expiring in 2010.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

NOTES TO FINANCIAL STATEMENTS continued

For the seven months ended October 31, 2002, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Exempt-Interest Income	Undistributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryover

$74,736	$111,132	$1,032,016	$3,297,143

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid for the year ended October 31, 2002 were $290,766 of ordinary income and $1,135,255 of exempt interest dividends.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $380 which represents 0.00% of its average net assets.

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the seven months ended October 31, 2002, the Fund had average borrowings outstanding of $18,126 at a rate of 2.30% and paid interest of $245, which represents 0.00% of its average net assets on an annualized basis.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Tax Strategic Foundation Fund, a portfolio of Evergreen Equity Trust, as of October 31, 2002, and the related statements of operations for the seven-month period ended October 31, 2002 and the year ended March 31, 2002, the statements of changes in net assets for the seven-month period ended October 31, 2002 and each of the years in the two-year period ended March 31, 2002, and the financial highlights for the seven-month period ended October 31, 2002 and each of the years or periods in the five-year period ended March 31, 2002. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Tax Strategic Foundation Fund as of October 31, 2002, and the results of its operations, changes in its net assets, and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 6, 2002

ADDITIONAL INFORMATION (unaudited)

For the fiscal year ended October 31, 2002, the percentage representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax is 79.61%.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564351 12/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034